EXHIBIT 23.26

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 10, 1999 with respect to the financial statements of PennCom Internet Company, LLC in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                     /s/ Diefenbach, Delio, Kearney & DeDionisio

Erie, PA
January 31, 2000